Exhibit 13.1

CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the annual report of Infobird Co., Ltd (the “Company”) on Form 20-F for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yimin Wu, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 21, 2022	/s/ Yimin Wu
Yimin Wu
Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)